1 Unless otherwise specified, comparisons in this presentation are between 1Q24 and 1Q25. First Quarter 2025 Financial and operating results for the period ended March 31, 2025 April 28, 2025

2 Certain statements made in this presentation should be considered forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These include statements about future results of operations and capital plans. We caution investors that these forward-looking statements are not guarantees of future performance, and actual results may differ materially. Investors should consider the important risks and uncertainties that may cause actual results to differ, including those included in our press release issued on April 28, 2025, our Quarterly Reports on Form 10-Q, our Annual Report on Form 10-K and other filings we make with the Securities and Exchange Commission. We assume no obligation to update this presentation, which speaks as of today’s date. Forward-Looking Statements This presentation contains financial measures that differ from the comparable measures under Generally Accepted Accounting Principles (GAAP). Reconciliations between those non-GAAP measures and the comparable GAAP measures are included in the Appendix, or on the page such measure is presented. While management believes the measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered substitutes for the most directly comparable GAAP measures. Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investors – Financials – SEC Filings” section of CNO’s website, CNOinc.com. Non-GAAP Measures IMPORTANT LEGAL INFORMATION

3 OUR PURPOSE We secure the future of middle-income America. OUR MISSION We secure the future of middle-income America by providing insurance and financial services that help protect their health, income and retirement needs, while building enduring value for all our stakeholders.

4 1 A non-GAAP measure. See the Appendix for a reconciliation to the corresponding GAAP measure. Operational Highlights Financial Highlights QUARTER IN REVIEW Solid start to 2025; Reaffirm full-year 2025 and three-year ROE guidance ▪ Operating EPS1 of $0.79, up 52% – Operating EPS1 excluding significant items of $0.74, up 42% – Solid underwriting and net investment income (NII) results – New money rate of 6.4%; 9th consecutive quarter above 6% – Improved year-over-year and sequential operating return on equity1 (ROE) ▪ Capital and liquidity well above target levels; continued robust free cash flow generation ▪ Returned $117 million to shareholders ▪ Book value per diluted share excluding AOCI1 was $37.03, up 6% ▪ 11th consecutive quarter of strong sales momentum – Total new annualized premiums (NAP) up 1%; Total Health NAP up 9% – 11th consecutive quarter of growth in Total Health NAP – 8th consecutive quarter of growth in client assets in brokerage and advisory – 7th consecutive quarter of growth in Annuity collected premiums ▪ Total producing agent count (PAC) up 3%; 9th consecutive quarter of growth ▪ Distribution model and product portfolio delivering consistent and sustainable results

5 GROWTH SCORECARD Sustained and repeatable growth (dollars in millions) 2025 Change 1Q 2Q 3Q 4Q FY 1Q vs 1Q24 New Annualized Premiums 1 $104.5 $102.9 $99.4 $108.6 $415.4 $105.7 1.1% Consumer 91.5 87.4 83.5 91.0 353.4 91.3 -0.2% Worksite 13.0 15.5 15.9 17.6 62.0 14.4 10.8% Annuity Collected Premiums $393.3 $439.1 $465.1 $493.1 $1,790.6 $442.0 12.4% Fee Revenue 1 $50.5 $32.0 $29.3 $78.7 $190.6 $50.9 0.8% Policyholder and Client Assets $15,169 $15,509 $16,012 $16,475 -- $16,591 9.4% Annuity Account Values 11,723 11,882 $12,081 $12,413 -- 12,593 7.4% Client Assets in BD and Advisory 1 3,446 3,627 3,931 4,062 -- 3,998 16.0% Producing Agent Counts (PAC) 1 4,690 4,811 4,859 4,952 -- 4,820 2.8% Consumer 4,322 4,422 4,484 4,574 -- 4,424 2.4% Worksite 368 389 375 378 -- 396 7.6% Average Book Value of Investments & Cash $27,897 $28,577 $29,716 $30,399 -- $30,756 10.2% Average Yield on Allocated Investments 4.70% 4.81% 4.81% 4.87% 4.80% 4.86% 16 bps New Money Rate 6.17% 6.41% 6.50% 6.72% -- 6.43% 26 bps Book Value per Diluted Share x AOCI 2 $34.97 $36.00 $35.84 $37.19 -- $37.03 5.9% 2-year CAGR 11.2% 8.6% 6.0% 7.9% -- 7.9% -- 2024 IN V E S T M E N T S & C A P IT A L P R O D U C T IO N D IS T R IB U T IO N 1 See page 26 for a glossary of terms and definitions. 2 Excluding accumulated other comprehensive income (loss) (a non-GAAP measure). See the Appendix for a reconciliation to the corresponding GAAP measure.

6 CONSUMER DIVISION UPDATE 10th consecutive quarter of sustained growth ▪ PAC up 2%; 9th consecutive quarter of growth ▪ NAP generated from web/digital channels 36% of total direct-to-consumer (D2C), up 28% ▪ 87% instant decision rate on eligible Simplified Issue Life business, up 11% ▪ Annuity collected premiums up 12% ▪ Client assets in brokerage and advisory up 16% – New accounts up 13%; Average account size up 3% ▪ Life and Health NAP flat ▪ Health NAP up 9% – Supplemental Health up 8%; Medicare Supplement up 24% ▪ Medicare Advantage policies sold up 42% Operational Highlights Distribution Highlights

7 WORKSITE DIVISION UPDATE 12th consecutive quarter of NAP growth; Double-digit growth in 10 of last 12 quarters ▪ Life and Health NAP up 11% – Critical Illness up 37% – Life up 17% – Accident up 4% ▪ NAP from new group clients up 134% ▪ PAC up 8%; 11th consecutive quarter of growth – Strong productivity ▪ Geographic expansion contributed 32% of NAP growth for 1Q25 ▪ Launched new Optavise Clear product Operational Highlights Distribution Highlights

8 1 A non-GAAP measure. See the Appendix for a reconciliation to the corresponding GAAP measure. Net operating income1 $57.5 $81.1 Net operating income excluding significant items1 $57.5 $75.8 Weighted average shares outstanding (in millions) 110.8 103.1 Net operating earnings per share1 First Quarter 2025 (dollars in millions, except per share amounts) Earnings Results FINANCIAL HIGHLIGHTS Operating EPS1 up 42% excluding significant items ▪ Operating EPS1 up 52% ▪ Operating EPS1 excl. significant items up 42% — Continued strength in insurance product margin — NII allocated to products benefiting from 9 consecutive quarters of NMRs >6% and growing asset base — Significant year-over-year improvement in NII not allocated to products — Fee income was impacted by accounting guidelines regarding the timing of revenue recognition on Medicare Advantage policies — Expenses in-line with expectations ▪ Maintained strong capital position ▪ Robust capital return, $100 million of share repurchases ▪ Operating ROE1 of 12.6%, and 11.9% excluding significant items $0.52 $0.79 1Q24 1Q25 Excluding significant items $0.74

9 (dollars in millions) Insurance Product Margin Excluding Significant Items1 1 Excludes the following impacts from the annual actuarial review and the favorable impact of an out-of-period adjustment in 1Q2025. See the Appendix for a reconciliation to the corresponding GAAP measure. 3Q24: Annuity - $36.2 million, Health - ($4.3) million, and Life ($0.7) million 4Q24: Health - ($3.9) million 1Q25: Life - $6.8 million Annuity margin ▪ Fixed Indexed Annuities – growth in the block Health margin ▪ Supplemental Health – in-line with expectations ▪ Medicare Supplement – in-line with expectations ▪ LTC – growth in the block Life margin ▪ Traditional Life – growth in the block and lower nondeferrable advertising expense Highlights INSURANCE PRODUCT MARGIN Underwriting margin remains strong 1Q24 2Q24 3Q24 4Q24 1Q25 Annuity $52.0 $76.1 $54.9 $55.0 $54.5 Fixed Indexed Annuities $43.4 $49.9 $42.8 $43.5 $44.5 Fixed Interest Annuities $7.6 $8.7 $7.3 $8.0 $8.1 Other Annuities $1.0 $17.5 $4.8 $3.5 $1.9 Health $123.0 $135.9 $132.1 $134.0 $126.2 Supplemental Health $65.4 $65.1 $68.3 $70.8 $65.6 Medicare Supplement $26.5 $35.5 $31.8 $29.4 $28.1 Long-term Care $31.1 $35.3 $32.0 $33.8 $32.5 Life $54.6 $63.1 $64.0 $68.0 $61.4 Interest Sensitive Life $22.5 $23.9 $24.4 $23.3 $24.1 Traditional Life $32.1 $39.2 $39.6 $44.7 $37.3 Total Margin $229.6 $275.1 $251.0 $257.0 $242.1

10 1 Reflects sum of allocated and non-allocated investment income. Refer to pages 15-18 of the financial supplement for more information on the components of net investment income. 2 Net insurance liabilities for the purpose of allocating investment income to product lines are equal to: (i) policyholder account balances for annuity products; (ii) total reserves before the fair value adjustments reflected in accumulated other comprehensive income (loss), if applicable, for all other products; less (iii) amounts related to reinsured business; (iv) deferred acquisition costs; (v) the present value of future profits; and (vi) the value of unexpired options credited to insurance liabilities. ▪ Average yield on allocated investments of 4.87% vs. 4.70% in 1Q24 ▪ Average net insurance liabilities 2 up 3% ▪ New money rate of 6.43%, compared to 6.72% in 4Q24 and 6.17% in 1Q24 ▪ Average book value of invested assets up 10%; 11th consecutive quarter of book yield increase ▪ Earned yield of 4.71%, compared to 5.16% in 4Q24 and 4.06% in 1Q24 ▪ Investment income not allocated to product lines up $26 million ▪ Improved alternative investment income year-over-year ▪ $400 million FABN maturity in the quarter Investment Income Allocated to Product Lines Investment Income Not Allocated to Product Lines Total Net Investment Income1 Annuity Health Life Not allocated $- $100.0 $200.0 $300.0 1Q 2024 1Q 2025 $260.7 $245.3 $12.3 $38.0 $- $100.0 $200.0 $300.0 1Q 2024 1Q 2025 $- $100.0 $200.0 $300.0 1Q 2024 1Q 2025 $298.7 $257.6 INVESTMENT RESULTS 11th consecutive quarter of growth in book yield and invested assets (dollars in millions)

11 1 Fair Value as of 03/31/2025 PORTFOLIO COMPOSITION Continued emphasis on quality and liquidity to weather volatility Highlights General Approach IG Corporates, 40.8% CDs, 1.6% Non- Agency RMBS, 5.7% Mortgage Loans, 8.7% HY Corporates, 2.1% CMBS, 7.8% Municipals, 10.1% ABS, 5.6% Govts/Agency, 4.2% CLO, 3.5% Equities, 1.0% Other Invested Assets, 2.2% Alternatives, 2.8% Policy Loans, 0.5% Cash, 3.5% $29 Billion of Invested Assets1 ▪ High degree of liquidity: over 47% of portfolio in corporate and government bonds ▪ Strong credit risk profile — Capital efficient: 96% rated NAIC 1 or 2 — Portfolio average rating A — CRE portfolio performing as expected ▪ Positioned for stable performance across credit cycles ▪ Focus on quality - margin against adverse development ▪ Low impairments through multiple cycles ▪ Embedded asset liability management ▪ Opportunistic investments protect/grow book yield and core earnings power ▪ Growth in AUM leverages increased book yield, resulting in higher net investment income

12 Debt to Capital2 Consolidated Risk Based Capital (RBC) Ratio1 Holding Company Liquidity 1 The ratio of the combined capital of the insurance companies to the minimum amount of capital appropriate to support the overall business operations, as determined based on the methodology developed by the National Association of Insurance Commissioners. 2 Excluding accumulated other comprehensive income (loss) (a non-GAAP measure). See the Appendix for a reconciliation to the corresponding GAAP measure. (dollars in millions) ◼ Target consolidated RBC ratio of approximately 375% ◼ RBC variability expected in periods of market volatility ◼ Target leverage of 25% - 28% ◼ Reported result of 32.7%2 includes $500 million note maturing May 2025, expected to be repaid with proceeds from the recent $700 million debt issuance. Excluding this note, debt to capital is 26.1%2 ◼ Debt covenant ceiling of 35% ◼ $131 million in debt capacity to top of target leverage range, assuming repayment of 2025 Notes ◼ Target minimum holding company liquidity of $150 million ◼ Liquidity backstopped by $250 million undrawn revolver ◼ Issued $700 million in senior unsecured notes in 2Q24, $500 million earmarked for repayment of May 2025 maturity ◼ Staggered debt maturities in 2029 and 2034 CAPITAL AND LIQUIDITY OVERVIEW Well positioned for wide range of macroeconomic conditions; Capital and liquidity remain above target levels 25.5% Debt to capital2 excluding $500 million note maturing May 2025 $167 $256 $372 $250 2022 2023 2024 1Q25 23.4% 23.1% 32.1% 32.7% 2022 2023 2024 1Q25 25.6% 26.1% 384% 402% 383% 379% 2022 2023 2024 1Q25

13 Earnings Free Cash Flow / Excess Capital 2025 GUIDANCE Guidance excludes significant items ▪ Improve run rate operating ROE by 150 basis points through 2027 (off 2024 run rate of 10%) ▪ ~50 basis points of improvement in 2025 ▪ $3.70 - $3.90 operating EPS ▪ 19.0% – 19.4% expense ratio ▪ ~23% effective tax rate ▪ $200 – $250 million excess cash flow to holding company ▪ 375% consolidated RBC ratio target ▪ $150 million minimum holding company liquidity ▪ 25% – 28% target leverage Reaffirm full-year 2025 and three-year ROE guidance

14 4 5 3 2 1 Exclusive focus on underserved middle-income market Significant demographic tailwinds Diverse and integrated "last mile" in-person and virtual model Delivering growth while improving ROE Strong balance sheet and robust free cash flow resilient against market events WHY INVEST IN CNO 6 Track record of execution and delivering on our promises

15 Questions and Answers

16 ▪ Cash Flow Profile Slide 17 ▪ Broker-Dealer/Registered Investment Advisor Slide 18 ▪ Expense Ratio Slide 19 ▪ Levers To Drive Operating ROE Slide 20 ▪ Financial Results Seasonality Slide 21 ▪ New Money Summary Slide 22 ▪ Commercial Mortgage Loans Slide 23 ▪ Commercial Mortgage-Backed Securities Slide 24 ▪ Long-Term Care Insurance Slide 25 ▪ Glossary of Terms and Definitions Slide 26 ▪ Tax Asset Summary Slide 27 Appendix 1: Quarter in Review

17 1 Cash flows exclude acquisitions, dividend payments, stock repurchases, and financing transactions (dollars in millions) CASH FLOW PROFILE

18 Account values up 16% YoY; $4 billion in client assets 1 Client assets include cash and securities in brokerage, broker/dealer customer account assets custodied directly at fund companies and insurance carriers, and assets under management in advisory accounts. Prior periods have been restated to conform with current presentation. Bankers Life is the marketing brand of various affiliated companies of CNO Financial Group including, Bankers Life and Casualty Company, Bankers Life Securities, Inc., and Bankers Life Advisory Services, Inc. Non-affiliated insurance products are offered through Bankers Life General Agency, Inc. (dba BL General Insurance Agency, Inc., AK, AL, CA, NV, PA). Agents who are financial advisors are registered with Bankers Life Securities, Inc. Securities and variable annuity products and services are offered by Bankers Life Securities, Inc. Member FINRA/SIPC, (dba BL Securities, Inc., AL, GA, IA, IL, MI, NV, PA). Advisory products and services are offered by Bankers Life Advisory Services, Inc. SEC Registered Investment Adviser (dba BL Advisory Services, Inc., AL, GA, IA, MT, NV, PA). Home Office: 303 East Wacker Drive, 5th Floor, Chicago, IL 60601. 2 Registered agents are dually licensed as insurance agents and financial representatives who can buy and sell securities for clients, and/or investment advisors who can provide ongoing investment advice for clients. 3 Representative counts represent the average of the last 3 months. (dollars in millions) BROKER-DEALER/REGISTERED INVESTMENT ADVISOR 2025 1Q 2Q 3Q 4Q 1Q Net New Client Assets in Brokerage 10.5$ 55.9$ 36.6$ 60.7$ 60.7$ Brokerage and Advisory 1 Advisory 57.7 82.9 91.7 94.2 94.2 Total 68.2$ 138.8$ 128.3$ 154.9$ 154.9$ Client Assets in Brokerage and Brokerage 1,855.6$ 1,932.2$ 2,058.5$ 2,119.6$ 2,117.4$ Advisory 1 at end of period Advisory 1,590.4 1,694.6 1,872.2 1,942.8 1,880.5 Total 3,446.0$ 3,626.8$ 3,930.7$ 4,062.4$ 3,997.9$ Registered Agent Counts 2,3 Total 710 718 722 726 739 2024

19 1 Expenses allocated to products plus not allocated to products, divided by the sum of insurance policy income and net investment income allocated to products. Results exclude significant items. 2 See pages 29-32 for a reconciliation of the significant items. EXPENSE RATIO1 (dollars in millions) 2025 1Q 2Q 3Q 4Q 1Q Allocated & Non Allocated Expenses 178.4$ 172.1$ 171.5$ 165.1$ 181.5$ Allocated & Non Allocated Expenses - YTD 178.4 350.5 522.0 687.1 181.5 Significant Items 2 -$ -$ 2.9$ -$ -$ Significant Items - YTD 2 - - 2.9 2.9 - Allocated & Non Allocated Expenses Excluding Significant Items 178.4$ 172.1$ 168.6$ 165.1$ 181.5$ Allocated & Non Allocated Expenses Excluding Significant Items - YTD 178.4 350.5 519.1 684.2 181.5 Policy Income and Net Investment Income Allocated to Products 873.7$ 893.8$ 899.0$ 903.7$ 911.4$ Policy Income and Net Investment Income Allocated to Products - YTD 873.7 1,767.5 2,666.5 3,570.2 911.4 Expense Ratio excluding Significant Items 20.4% 19.3% 18.8% 18.3% 19.9% Expense Ratio excluding Significant Items - YTD 20.4% 19.8% 19.5% 19.2% 19.9% Rolling Twelve Months Ratio 19.4% 19.3% 19.2% 19.2% 19.1% 2024

20 LEVERS TO DRIVE OPERATING ROE Combination of top and bottom-line actions to improve Operating ROE over the long-term ▪ Accelerating brokerage and advisory growth ▪ Product introductions (both insurance and services) ▪ New business terms, processing and underwriting ▪ Optimize agent count and productivity ▪ Increase synergies between field and D2C ▪ Worksite Division geographic expansion and focus on new group development ▪ Selective new independent distribution partnerships ▪ Optimize capital structure ▪ Optimize reinsurance, including Bermuda captive ▪ Strategic asset allocation and minority investments ▪ Expense discipline ▪ Enhanced customer service capabilities ▪ Technology platform modernization Products Distribution Investments & Capital Operational Efficiencies Operating ROE Improvement This list is a representative sample of initiatives under consideration and is not exhaustive.

21 (dollars in millions) FINANCIAL RESULTS SEASONALITY 1Q 2Q 3Q 4Q Medicare Supplement Margin Seasonally highest claims and surrenders Mortality Seasonally highest mortality D2C Advertising Traditionally highest advertising Traditionally lowest advertising Fee Income* ~1/4 income Near breakeven Near breakeven ~3/4 income Expenses Quarterly trend to be similar to 2024 * - Refers to typical seasonality patterns. 1Q25 results did not follow the typical pattern, however, this schedule remains best estimate for future periods unless specified otherwise. For 2025, we now expect the majority of fee income to be reported in the fourth quarter.

22 1Q25 General Account New Money Purchases NEW MONEY SUMMARY (dollars in millions) $ % GAAP YTM Duration IG Corp AAA-A 252.9 24.4% 5.70% 7.87 Residential Mortgage Loans 160.0 15.4% 6.37% 5.06 Rated Notes 155.6 15.0% 6.48% 7.12 Municipals 100.3 9.7% 5.89% 12.70 Alternatives 95.4 9.2% 9.69% 3.33 ABS 89.3 8.6% 6.22% 6.25 IG Corp BBB 76.5 7.4% 6.23% 9.85 CMBS 43.2 4.2% 5.75% 3.51 CRE Loans 39.5 3.8% 5.87% 5.52 HY Corp 13.1 1.3% 7.53% 1.33 EM 6.7 0.6% 5.95% 8.21 CLO Debt 5.6 0.5% 6.52% 5.69 Total 1,037.9 100.0% 6.43% 7.02 IG Corp AAA-A 24.4% Residential Mortgage Loans 15.4% Rated Notes 15.0% Municipals 9.7% Alternatives 9.2% ABS 8.6% IG Corp BBB 7.4% CMBS 4.2% CRE Loans 3.8% HY Corp 1.3% EM 0.6% CLO Debt 0.5%

23 Our CRE loan portfolio emphasizes lower risk sectors Our CRE loan portfolio is conservatively margined with cushion for adverse development We emphasize stabilized cash flowing propertiesOur CRE loan portfolio is not significantly exposed to 2024/2025 maturity default risk (dollars in millions) COMMERCIAL MORTGAGE LOANS Apartment $494.9 39% Industrial $337.6 26% Mixed Use $15.3 1% Office Building $112.1 9% Other Commercial $99.8 8% Retail $215.7 17% 41.7% 16.7% 21.3% 11.2% 4.2% 4.9% <40% 40%-50% 50%-60% 60%-70% 70%-80% >80% LTV % o f T o ta l A U M Property Type Avg LTV Apartment 47.1% Industrial 42.0% Mixed Use 41.3% Office 55.3% Other 25.2% Retail 45.1% $3.6 $50.2 $72.7 $114.0 $81.5 2025 2026 2027 2028 2029 M a tu ri ti e s ( $ m m ) 47.0% 23.5% 19.1% 7.4% 3.0% 0.0% >2.00x 1.70x-2.00x 1.40x-1.70x 1.15x-1.40x 1.00x-1.15x <1.00x DSCR

24 Source: NAIC Loss Scenario Our CMBS investments have significant structural cushion for collateral losses Our holdings have limited loss content in severe scenariosOur CMBS allocation is tilted toward lower risk property types Our CMBS allocation is highly rated - 91% AAA/AA/A categories (dollars in millions) COMMERCIAL MORTGAGE-BACKED SECURITIES AAA, 68% AA, 13% A, 11% BBB, 4% BB, 4% 6% 12% 22% 47% <10 10-15 15-30 >30 The composition in the 10% credit support bucket: 55% Freddie K, 27% SASB, 18% Conduit. Base Case Loss <50bps. % L o s s A b s o rb in g S u b o rd in a ti o n i n S tr u c tu re CNO Index Multifamily Office Other Industrial Retail Hotel 6.6 8.2 9.2 13.0 18.6 22.2 26.0 32.5 10% 6% -1% -10% -19% -24% -29% -40% Estimated Life of Portfolio CNO Principal Loss 68% of our CMBS investments are considered ‘no-loss’ in 2025 NAIC scenario testing Bull Change in CRE Values NAIC Scenarios Bear

25 New sales focused on short duration products ▪ Recent growth due to strong sales in LTC Fundamental product ▪ 99.9% of new sales for policies with 2 years or less in benefits ▪ Average benefit period of 13 months for policies sold in 2025 Reserve assumptions informed by historical experience ▪ No morbidity improvement ▪ No mortality improvement ▪ Minimal future rate increases Favorable economic profile ▪ Total LTC is just 12.3% of overall CNO insurance liabilities ▪ Downside risk significantly reduced after 2018 reinsurance transaction ▪ Average maximum benefit at issuance is $164 per day for in-force block Block highlights ▪ Less than 22% of policies have inflation benefits ▪ 2.2% of policies have lifetime benefits, the median benefit period is ~1 year, and the average non-lifetime benefit period is ~1.4 years ▪ Average attained age is 75.0 years Highly differentiated; prudently-managed in-force block LONG-TERM CARE INSURANCE

26 GLOSSARY OF TERMS AND DEFINITIONS New Annualized Premiums - Measured as 100% of new life and health annualized premiums, except for single premium whole life deposits, which are measured at 10% of annualized premium. Fee Revenue - Represents fee revenue from the sales of third-party insurance products; fees generated by our broker/dealer and registered investment advisor; fee revenue earned by Optavise. Client Assets in Broker Dealer (BD) and Advisory - Client assets include cash and securities in brokerage, broker/dealer customer account assets custodied directly at fund companies and insurance carriers, and assets under management in advisory accounts. Producing Agent Counts (PAC) - Producing agents represent the monthly average of exclusive agents that have submitted at least one policy in the month.

27 Value of NOLs Details ▪ Effective January 1, 2024, the Company changed its method of accounting for indirect costs allocable to self- constructed real estate assets. This tax method change will result in a current year deduction of certain costs previously capitalized under the prior method. As a result, the Company recognized a loss of $985 million in the first quarter of 2024 for tax reporting purposes. ▪ In May 2024, the Internal Revenue Service ("IRS") changed the requirements as it relates to the above tax method accounting change. Previously this tax method accounting change was automatically accepted by the IRS, now the IRS requires companies to obtain approval. The Company requested approval for this method change in June 2024 and received formal approval in March 2025. ▪ Remaining non-life NOLs with expiration dates ranging from 2028 through 2035 are expected to be fully utilized and can offset 100% of non-life taxable income and 35% of life taxable income. ▪ Total estimated economic value of tax assets related to our NOLs and tax strategy of approximately $177 million @ 10% discount rate ($1.73 on a per share basis). $256 (dollars in millions) $256 million / $2.51 per diluted share value of remaining NOLs TAX ASSET SUMMARY AS OF MARCH 31, 2025 Non-life NOLs with Expiration Dates (2028-2035) $62 2025 Life and Non-Life NOLs with no Expiration Date $194 * * Includes $41 of state NOLS

28 Appendix 2: Financial Exhibits Non-GAAP Financial Measures Slides 29 - 44

29 (dollars in millions, except per-share amounts) The table below summarizes the financial impact of significant items on our 1Q25 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results. 1Q25 SIGNIFICANT ITEMS Insurance product margin Annuity 54.5$ -$ 54.5$ Health 126.2 - 126.2 Life 68.2 (6.8) (a) 61.4 Total insurance product margin 248.9 (6.8) 242.1 Allocated expenses (161.2) - (161.2) Income from insurance products 87.7 (6.8) 80.9 Fee income (0.8) - (0.8) Investment income not allocated to product lines 38.0 - 38.0 Expenses not allocated to product lines (20.3) - (20.3) Operating earnings before taxes 104.6 (6.8) 97.8 Income tax (expense) benefit on operating (23.5) 1.5 (22.0) Net operating income (b) 81.1$ (5.3)$ 75.8$ Net operating income per diluted share (b) 0.79$ (0.05)$ 0.74$ Three months ended March 31, 2025 Actual results Significant items Excluding significant items (a) Comprised of $6.8 million of the favorable impact of an out-of-period adjustment which decreased reserves. (b) A non-GAAP measure. See pages 35 and 36 for a reconciliation to the corresponding GAAP measure.

30 2024 SIGNIFICANT ITEMS The table below summarizes the financial impact of significant items on our 2024 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results. (dollars in millions, except per-share amounts) (a) Comprised of $27.3 million of the net favorable impact arising from our comprehensive annual actuarial review. (b) Comprised of $2.9 million of the unfavorable impact related to a fixed asset impairment. (c) A non-GAAP measure. See pages 35 and 36 for a reconciliation to the corresponding GAAP measure. Actual Results Significant Items Excluding significant items Insurance product margin Annuity 274.2$ (36.2)$ (a) 238.0$ Health 516.8 8.2 (a) 525.0 Life 249.0 0.7 (a) 249.7 Total insurance product margin 1,040.0 (27.3) 1,012.7 Allocated expenses (615.3) - (615.3) Income from insurance products 424.7 (27.3) 397.4 Fee income 30.0 - 30.0 Investment income not allocated to product lines 167.9 - 167.9 Expenses not allocated to product lines (71.8) 2.9 (b) (68.9) Operating earnings before taxes 550.8 (24.4) 526.4 Income tax (expense) benefit on operating (121.5) 5.6 (115.9) Net operating income (c) 429.3$ (18.8)$ 410.5$ Net operating income per diluted share (c) 3.97$ (0.17)$ 3.80$ December 31, 2024 Year ended

31 (dollars in millions, except per-share amounts) The table below summarizes the financial impact of significant items on our 4Q24 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results. 4Q24 SIGNIFICANT ITEMS Insurance product margin Annuity 55.0$ -$ 55.0$ Health 130.1 3.9 (a) 134.0 Life 68.0 - 68.0 Total insurance product margin 253.1 3.9 257.0 Allocated expenses (146.1) - (146.1) Income from insurance products 107.0 3.9 110.9 Fee income 20.6 - 20.6 Investment income not allocated to product lines 65.3 - 65.3 Expenses not allocated to product lines (19.0) - (19.0) Operating earnings before taxes 173.9 3.9 177.8 Income tax (expense) benefit on operating (35.9) (0.8) (36.7) Net operating income (b) 138.0$ 3.1$ 141.1$ Net operating income per diluted share (b) 1.31$ 0.03$ 1.34$ Three months ended December 31, 2024 Actual results Significant items Excluding significant items (a) Comprised of $3.9 millions of the unfavorable impact arising from our comprehensive annual actuarial review. (b) A non-GAAP measure. See pages 35 and 36 for a reconciliation to the corresponding GAAP measure.

32 (dollars in millions, except per-share amounts) (a) Significant items impacting the health margin were revised from $8.2 million reported in September 30, 2024 to $4.3 million. (b) Impacts arising from our comprehensive annual actuarial review. (c) Unfavorable impact related to a fixed asset impairment. (d) A non-GAAP measure. See pages 35 and 36 for a reconciliation to the corresponding GAAP measure. The table below summarizes the financial impact of significant items on our 3Q24 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results. 3Q24 SIGNIFICANT ITEMS Insurance product margin Annuity 91.1$ (36.2)$ (b) 54.9$ Health 127.8 4.3 (b) 132.1 Life 63.3 0.7 (b) 64.0 Total insurance product margin 282.2 (31.2) 251.0 Allocated expenses (153.0) - (153.0) Income from insurance products 129.2 (31.2) 98.0 Fee income (2.7) - (2.7) Investment income not allocated to product lines 45.5 - 45.5 Expenses not allocated to product lines (18.5) 2.9 (c) (15.6) Operating earnings before taxes 153.5 (28.3) 125.2 Income tax (expense) benefit on operating (34.3) 6.4 (27.9) Net operating income (d) 119.2$ (21.9)$ 97.3$ Net operating income per diluted share (d) 1.11$ (0.19)$ 0.92$ Three months ended September 30, 2024 Actual results Significant items (a) Excluding significant items

33 (dollars in millions) *Management believes that an analysis of net income applicable to common stock before: (i) net realized investment gains or losses from sales, impairments and the change in allowance for credit losses, net of taxes; (ii) net change in market value of investments recognized in earnings, net of taxes; (iii) changes in fair value of embedded derivative liabilities and market risk benefits related to our fixed indexed annuities, net of taxes; (iv) fair value changes related to the agent deferred compensation plan, net of taxes; (v) gains or losses related to material reinsurance transactions, net of taxes; (vi) loss on extinguishment of debt, net of taxes; (vii) changes in the valuation allowance for deferred tax assets and other tax items; and (viii) other non-operating items consisting primarily of earnings attributable to variable interest entities, net of taxes ("net operating income," a non-GAAP financial measure) is important to evaluate the financial performance of the company, and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because the items excluded from net operating income can be affected by events that are unrelated to the company's underlying fundamentals. A reconciliation of net operating income to net income applicable to common stock is provided in the above table. QUARTERLY EARNINGS 1Q24 2Q24 3Q24 4Q24 1Q25 Insurance product margin Annuity 52.0$ 76.1$ 91.1$ 55.0$ 54.5$ Health 123.0 135.9 127.8 130.1 126.2 Life 54.6 63.1 63.3 68.0 68.2 Total insurance product margin 229.6 275.1 282.2 253.1 248.9 Allocated expenses (161.6) (154.6) (153.0) (146.1) (161.2) Income from insurance products 68.0 120.5 129.2 107.0 87.7 Fee income 11.3 0.8 (2.7) 20.6 (0.8) Investment income not allocated to product lines 12.3 44.8 45.5 65.3 38.0 Expenses not allocated to product lines (16.8) (17.5) (18.5) (19.0) (20.3) Operating earnings before taxes 74.8 148.6 153.5 173.9 104.6 Income tax expense on operating income (17.3) (34.0) (34.3) (35.9) (23.5) Net operating income* 57.5 114.6 119.2 138.0 81.1 Net realized investment gains (losses) from sales, impairments and change in allowance for credit losses (4.6) (21.9) (11.1) (35.1) (13.2) Net change in market value of investments recognized in earnings 12.4 4.7 12.3 (6.6) 6.4 Changes in fair value of embedded derivative liabilities and market risk benefits 64.0 16.8 (127.1) 71.0 (79.7) Fair value changes related to agent deferred compensation plan - 3.5 (3.5) 6.6 - Other (0.4) (1.1) (13.1) 0.7 (0.4) Non-operating income (loss) before taxes 71.4 2.0 (142.5) 36.6 (86.9) Income tax (expense) benefit on non-operating income (loss) (16.6) (0.3) 32.6 (8.5) 19.5 Net non-operating income (loss) 54.8 1.7 (109.9) 28.1 (67.4) Net income 112.3$ 116.3$ 9.3$ 166.1$ 13.7$

34 The following provides additional information regarding certain non-GAAP measures used in this presentation. A non-GAAP measure is a numerical measure of a company’s performance, financial position, or cash flows that excludes or includes amounts that are normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered as substitutes for the most directly comparable GAAP measures. Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investors – SEC Filings” section of CNO’s website, www.CNOinc.com. Operating earnings measures Management believes that an analysis of net income applicable to common stock before: (i) net realized investment gains or losses from sales, impairments and change in allowance for credit losses, net of taxes; (ii) net change in market value of investments recognized in earnings, net of taxes; (iii) changes in fair value of embedded derivative liabilities and market risk benefits related to our fixed indexed annuities, net of taxes; (iv) fair value changes related to the agent deferred compensation plan, net of taxes; (v) gains or losses related to material reinsurance transactions, net of taxes; (vi) loss on extinguishment of debt, net of taxes; (vii) changes in the valuation allowance for deferred tax assets and other tax items; and (viii) other non-operating items consisting primarily of earnings attributable to variable interest entities, net of taxes (“net operating income,” a non-GAAP financial measure) is important to evaluate the financial performance of the company, and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because the items excluded from net operating income can be affected by events that are unrelated to the company's underlying fundamentals. INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES

35 A reconciliation of net income applicable to common stock to net operating income (and related per-share amounts) is as follows: (dollars in millions, except per-share amounts) INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES 1Q24 2Q24 3Q24 4Q24 1Q25 Net income applicable to common stock 112.3$ 116.3$ 9.3$ 166.1$ 13.7$ Non-operating items: Net realized investment (gains) losses from sales and impairments 4.6 21.9 11.1 35.1 13.2 Net change in market value of investments recognized in earnings (12.4) (4.7) (12.3) 6.6 (6.4) Changes in fair value of embedded derivative liabilities and market risk benefits (64.0) (16.8) 127.1 (71.0) 79.7 Fair value changes related to the agent deferred compensation plan - (3.5) 3.5 (6.6) - Other 0.4 1.1 13.1 (0.7) 0.4 Non-operating (income) loss before taxes (71.4) (2.0) 142.5 (36.6) 86.9 Income tax expense (benefit) on non-operating income 16.6 0.3 (32.6) 8.5 (19.5) Net non-operating (income) loss (54.8) (1.7) 109.9 (28.1) 67.4 Net operating income (a non-GAAP financial measure) 57.5$ 114.6$ 119.2$ 138.0$ 81.1$ Per diluted share: Net income 1.01$ 1.06$ 0.09$ 1.58$ 0.13$ Net realized investment (gains) losses from sales and impairments (net of taxes) 0.03 0.15 0.08 0.26 0.10 Net change in market value of investments recognized in earnings (net of taxes) (0.08) (0.03) (0.09) 0.04 (0.05) Changes in fair value of embedded derivative liabilities and market risk benefits (net of taxes) (0.44) (0.12) 0.91 (0.52) 0.60 Fair value changes related to the agent deferred compensation plan (net of taxes) - (0.02) 0.03 (0.05) - Other - 0.01 0.09 - 0.01 Net operating income (a non-GAAP financial measure) 0.52$ 1.05$ 1.11$ 1.31$ 0.79$

36 A reconciliation of operating income and shares used to calculate basic and diluted operating earnings per share is as follows: (dollars in millions, except per-share amounts, and shares in thousands) INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES 1Q24 2Q24 3Q24 4Q24 1Q25 Operating income 57.5$ 114.6$ 119.2$ 138.0$ 81.1$ Weighted average shares outstanding for basic earnings per share 108,964 107,731 105,102 102,778 100,743 Effect of dilutive securities on weighted average shares: Employee benefit plans 1,881 1,527 2,029 2,452 2,327 Weighted average shares outstanding for diluted earnings per share 110,845 109,258 107,131 105,230 103,070 Net operating income per diluted share 0.52$ 1.05$ 1.11$ 1.31$ 0.79$

37 Book value per diluted share Book value per diluted share reflects the potential dilution that could occur if outstanding stock options were exercised, restricted stock and performance units were vested, and convertible securities were converted. The dilution from options, restricted shares and performance units is calculated using the treasury stock method. Under this method, we assume the proceeds from the exercise of the options (or the unrecognized compensation expense with respect to restricted stock and performance units) will be used to purchase shares of our common stock at the closing market price on the last day of the period. In addition, the calculation of this non-GAAP measure differs from the corresponding GAAP measure because accumulated other comprehensive income (loss) has been excluded from the value of capital used to determine this measure. Management believes this non-GAAP measure is useful because it removes the volatility that arises from changes in the unrealized appreciation (depreciation) of our investments. A reconciliation from book value per share to book value per diluted share, excluding accumulated other comprehensive income (loss) is as follows: (dollars in millions, except share and per-share amounts) INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES 1Q24 2Q24 3Q24 4Q24 1Q25 Total shareholders' equity 2,367.7$ 2,428.9$ 2,687.8$ 2,498.4$ 2,530.5$ Shares outstanding for the period 108,568,594 106,513,566 103,922,954 101,618,957 99,893,923 Book value per share 21.81$ 22.80$ 25.86$ 24.59$ 25.33$ Total shareholders' equity 2,367.7$ 2,428.9$ 2,687.8$ 2,498.4$ 2,530.5$ Accumulated other comprehensive loss (1,480.3) (1,464.3) (1,116.0) (1,371.4) (1,239.1) Adjusted shareholders' equity excluding AOCI 3,848.0$ 3,893.2$ 3,803.8$ 3,869.8$ 3,769.6$ Shares outstanding for the period 108,568,594 106,513,566 103,922,954 101,618,957 99,893,923 Dilutive common stock equivalents related to: Stock options, restricted stock and performance units 1,467,901 1,626,443 2,218,846 2,433,836 1,902,208 Diluted shares outstanding 110,036,495 108,140,009 106,141,800 104,052,793 101,796,131 Book value per diluted share (a non-GAAP measure) 34.97$ 36.00$ 35.84$ 37.19$ 37.03$

38 Operating return measures Management believes that an analysis of net income applicable to common stock before: (i) net realized investment gains or losses from sales, impairments and change in allowance for credit losses, net of taxes; (ii) net change in market value of investments recognized in earnings, net of taxes; (iii) changes in fair value of embedded derivative liabilities and market risk benefits related to our fixed indexed annuities, net of taxes; (iv) fair value changes related to the agent deferred compensation plan, net of taxes; (v) gains or losses related to material reinsurance transactions, net of taxes; (vi) loss on extinguishment of debt, net of taxes; (vii) changes in the valuation allowance for deferred tax assets and other tax items; and (viii) other non- operating items consisting primarily of earnings attributable to variable interest entities, net of taxes (“net operating income,” a non-GAAP financial measure) is important to evaluate the financial performance of the company, and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because the items excluded from net operating income can be affected by events that are unrelated to the company's underlying fundamentals. Management also believes that an operating return, excluding significant items, is important as the impact of these items enhances the understanding of our operating results. This non-GAAP financial measure also differs from return on equity because accumulated other comprehensive income (loss) has been excluded from the value of equity used to determine this ratio. Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss). Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management. In addition, our equity includes the value of significant net operating loss carryforwards (included in income tax assets). In accordance with GAAP, these assets are not discounted, and accordingly will not provide a return to shareholders (until after it is realized as a reduction to taxes that would otherwise be paid). Management believes that excluding this value from the equity component of this measure enhances the understanding of the effect these non-discounted assets have on operating returns and the comparability of these measures from period-to-period. Operating return measures are used in measuring the performance of our business units and are used as a basis for incentive compensation. INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES

39 The calculations of: (i) Operating return on equity as adjusted to exclude accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure); (ii) Operating return, excluding significant items, on equity as adjusted to exclude accumulated other comprehensive income (loss) and net operating loss carryforwards (a non- GAAP financial measure); and (iii) return on equity are as follows: (dollars in millions) (Continued on next page) INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES 1Q24 2Q24 3Q24 4Q24 1Q25 Operating income 355.0$ 407.3$ 425.2$ 429.3$ 452.9$ Operating income, excluding significant items 311.7$ 364.0$ 380.0$ 410.5$ 428.8$ Net income 389.6$ 432.2$ 274.2$ 404.0$ 305.4$ Average common equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,650.0$ 3,648.4$ 3,620.8$ 3,604.1$ 3,606.3$ Average common shareholders' equity 2,075.3$ 2,171.4$ 2,325.3$ 2,460.4$ 2,516.0$ Operating return on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 9.7% 11.2% 11.7% 11.9% 12.6% Operating return on equity, excluding significant items, accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 8.5% 10.0% 10.5% 11.4% 11.9% Return on equity 18.8% 19.9% 11.8% 16.4% 12.1% Twelve Months Ended Trailing four quarters average equity is calculated using the following formula (P = Period) – ((P1+P2) /2 +(P2+P3) /2 +(P3+P4) /2 + (P4+P5) /2) /4 [e.g. – the formula for calculating 4Q25 average equity would be the following – ((4Q24+1Q25) /2 +(1Q25+2Q25) /2 +(2Q25+3Q25) /2 + (3Q25+4Q25) /2) /4 ]

40 The following summarizes: (i) operating earnings; (ii) significant items; (iii) operating earnings, excluding significant items; and (iv) net income (loss): (dollars in millions) (a) The significant items have been discussed in either the current or prior press releases. (Continued on next page) INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES Net operating income Significant items (a) Net operating income, excluding significant items Net operating income, excluding significant items - trailing four quarters Net income (loss) Net income - trailing four quarters 2Q23 62.3 - 62.3 281.2 73.7 286.8 3Q23 101.3 (16.9) 84.4 287.7 167.3 278.2 4Q23 133.9 (26.4) 107.5 312.8 36.3 276.5 1Q24 57.5 - 57.5 311.7 112.3 389.6 2Q24 114.6 - 114.6 364.0 116.3 432.2 3Q24 119.2 (21.9) 97.3 376.9 9.3 274.2 4Q24 138.0 3.1 141.1 410.5 166.1 404.0 1Q25 81.1 (5.3) 75.8 428.8 13.7 305.4

41 The calculations of: (i) operating return on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure); (ii) operating return, excluding significant item, on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure); and (iii) return on equity are as follows: (dollars in millions) (Continued on next page) INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES 1Q24 2Q24 3Q24 4Q24 1Q25 Pre-tax operating earnings (a non-GAAP financial measure) 457.9$ 525.3$ 549.0$ 550.8$ 580.6$ Income tax expense (102.9) (118.0) (123.8) (121.5) (127.7) Operating return 355.0 407.3 425.2 429.3 452.9 Non-operating items: Net realized investment losses from sales and impairments (54.6) (45.2) (36.2) (72.7) (81.3) Net change in market value of investments recognized in earnings 8.0 16.7 38.2 22.8 16.8 Changes in fair value of embedded derivative liabilities and market risk benefits 99.2 65.6 (170.9) 24.7 (119.0) Fair value changes and amendment related to the agent deferred compensation plan (3.5) - (10.3) 6.6 6.6 Other (3.0) (3.9) (15.9) (13.9) (13.9) Non-operating income (loss) before taxes 46.1 33.2 (195.1) (32.5) (190.8) Income tax (expense) benefit on non-operating income (loss) (11.5) (8.3) 44.1 7.2 43.3 Net non-operating income (loss) 34.6 24.9 (151.0) (25.3) (147.5) Net income 389.6$ 432.2$ 274.2$ 404.0$ 305.4$ Twelve Months Ended

42 A reconciliation of consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) to common shareholders’ equity, is as follows: (dollars in millions) INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES 1Q23 2Q23 3Q23 4Q23 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,543.8$ 3,603.0$ 3,744.2$ 3,712.8$ Net operating loss carryforwards 152.4 126.3 102.6 79.6 Accumulated other comprehensive loss (1,664.4) (1,733.5) (1,956.7) (1,576.8) Common shareholders' equity 2,031.8$ 1,995.8$ 1,890.1$ 2,215.6$ 1Q24 2Q24 3Q24 4Q24 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,536.8$ 3,596.7$ 3,529.9$ 3,793.2$ Net operating loss carryforwards 311.2 296.5 273.9 76.6 Accumulated other comprehensive loss (1,480.3) (1,464.3) (1,116.0) (1,371.4) Common shareholders' equity 2,367.7$ 2,428.9$ 2,687.8$ 2,498.4$ 1Q25 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,474.3$ Net operating loss carryforwards 295.3 Accumulated other comprehensive loss (1,239.1) Common shareholders' equity 2,530.5$

43 A reconciliation of consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) to common shareholders’ equity, is as follows: (dollars in millions) INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES 1Q24 2Q24 3Q24 4Q24 1Q25 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,650.0$ 3,648.4$ 3,620.8$ 3,604.1$ 3,606.3$ Net operating loss carryforwards 135.1 176.2 218.9 240.0 237.6 Accumulated other comprehensive loss (1,709.8) (1,653.2) (1,514.4) (1,383.7) (1,327.9) Common shareholders' equity 2,075.3$ 2,171.4$ 2,325.3$ 2,460.4$ 2,516.0$ Trailing Four Quarter Average

44 Debt to capital ratio, excluding accumulated other comprehensive income (loss) The debt to capital ratio, excluding accumulated other comprehensive income (loss), differs from the debt to capital ratio because accumulated other comprehensive income (loss) has been excluded from the value of capital used to determine this measure. Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss). Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management. A reconciliation of these ratios is as follows: (dollars in millions) INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES 2022 2023 2024 1Q25 Corporate notes payable 1,138.8$ 1,140.5$ 1,833.5$ 1,834.2$ Total shareholders' equity 1,768.8 2,215.6 2,498.4 2,530.5 Total capital 2,907.6$ 3,356.1$ 4,331.9$ 4,364.7$ Corporate debt to capital 39.2% 34.0% 42.3% 42.0% Corporate notes payable 1,138.8$ 1,140.5$ 1,833.5$ 1,834.2$ Total shareholders' equity 1,768.8 2,215.6 2,498.4 2,530.5 Less accumulated other comprehensive (income) loss 1,957.3 1,576.8 1,371.4 1,239.1 Total capital 4,864.9$ 4,932.9$ 5,703.3$ 5,603.8$ Debt to total capital ratio, excluding AOCI (a non-GAAP financial measure) 23.4% 23.1% 32.1% 32.7% Corporate notes payable $1,833.5 $1,834.2 Assumed repayment of 2025 notes, net of unamortized debt issuance costs (499.5) (499.8) Adjusted corporate notes payable $1,334.0 $1,334.4 Total shareholders' equity $2,498.4 $2,530.5 Less accumulated other comprehensive loss 1,371.4 1,239.1 Loss on assumed extinguishment of debt (0.4) (0.2) Adjusted shareholders' equity $3,869.4 $3,769.4 Adjusted total capital $5,203.4 $5,103.8 Debt to total capital ratio, excluding AOCI, as adjusted for the assumed repayment of the 2025 Notes (a non-GAAP financial measure) 25.6% 26.1%